SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) March 12, 2001
                                                          --------------


                        CollaGenex Pharmaceuticals, Inc.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                      0-28308                     52-1758016
--------------------------------------------------------------------------------
(State or Other                 (Commission File Number)        (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)


41 University Drive, Newtown, Pennsylvania                             18940
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


                                 (215) 579-7388
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)



         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

      On March 12, 2001, CollaGenex Pharmaceuticals, Inc., a Delaware corporation (the "Company") consummated a private placement of 1,500,000 shares (the "Common Shares") of its Common Stock, $.01 par value, and warrants to purchase an additional 400,000 shares (the "Investor Warrants") of its Common Stock pursuant to the terms of Common Stock Purchase Agreements with five investors (the "Agreements"). The Common Shares were sold at a price of $5.00 per share and the exercise price of the Investor Warrants is $6.00 per share. Net proceeds to the Company from the sale of the Common Shares and the Investor Warrants were approximately $6.9 million. Such proceeds are to be used by the Company to fund its direct-to-consumer advertising campaign for Periostat as well as for general working capital purposes.

      Tucker Anthony Sutro Capital Markets served as the Company's placement agent in connection with this transaction and received cash compensation of $450,000 and warrants to purchase 150,000 shares (the "Placement Agent Warrant") of the Company's Common Stock at an exercise price of $5.70 per share.

      Additionally, the Company has agreed to file within 30 days of March 12, 2001, a Registration Statement on Form S-3 with the Securities and Exchange Commission relating to the registration of the Common Shares and the 550,000 shares of Common Stock underlying the Investor Warrants and the Placement Agent Warrant. A complete copy of the form of Agreement (which includes the form Registration Rights Agreement and the form of Warrant) and related press release are filed herewith as Exhibit 10.1 and Exhibit 99.1, respectively, and incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Exhibits.
               --------

         Exhibit No.    Description
         -----------    -----------

            10.1 Common Stock Purchase Agreement, together with form of Registration Rights Agreement as an exhibit thereto and form of Warrant as an exhibit thereto.

            99.1        Press Release.

                                   SIGNATURES




      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    COLLAGENEX PHARMACEUTICALS, INC.



                                          By: /s/ Nancy C. Broadbent
                                              -----------------------------
                                              Nancy C. Broadbent
                                              Chief Financial Officer
                                              (Principal Financial Officer)


Date:  March 16, 2001








                                      - 3-